COMMITMENTS, GUARANTEES AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2013
Rent Expense and Sublease Rental Income Associated With Operating Leases

terms are accounted for on a straight-line basis over the lease term. Rent expense and sublease rental income, which are recorded net as an operating cost, for all operating leases were as follows for the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011
	(in millions)
Rent expense	$227	$218	$207
Sublease rental income	(11)	(11)	(10)

Net rent expense	$216	$207	$197

Future Annual Minimum Payments Due

Future annual minimum payments due subsequent to December 31, 2013 under all of our noncancelable operating leases with initial terms in excess of one year are as follows:

	Minimum Lease Payments	Sublease Rental Receipts	Net Lease Commitments
	(in millions)
For the years ending December 31:
2014	$228	$(12)	$216
2015	193	(10)	183
2016	153	(9)	144
2017	115	(7)	108
2018	72	(6)	66
Thereafter	143	(7)	136

Total	$904	$(51)	$853